UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21374

PIMCO Floating Rate Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York			10105
(Address of principal executive offices)			(Zip code)

Larry Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	July 31, 2005

Date of reporting period:	July 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

PIMCO Floating Rate Income Fund

Annual Report

July 31, 2005

Contents

Letter to Shareholders	1

Performance & Statistics	2

Schedule of Investments	3-15

Statement of Assets and Liabilities	16

Statement of Operations	17

Statement of Changes in Net Assets	18

Statement of Cash Flows	19

Notes to Financial Statements	20-29

Financial Highlights	30

Report of Independent Registered Public Accounting Firm	31

Matters Relating to the Trustees Consideration of the Investment Management and Portfolio Management Agreements	32-33

Tax Information & Privacy Policy	34

Proxy Voting Policies & Procedures/Other Information	35

Dividend Reinvestment Plan	36

Board of Trustees	37

Principal Officers	38

PIMCO Floating Rate Income Fund Letter to Shareholders

September 20, 2005

Dear Shareholder:

We are pleased to provide you with the annual report of the PIMCO Floating Rate Income Fund (the "Fund") for the year ended July 31, 2005.

Please refer to the following page for specific Fund information. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund's transfer agent at 1-800-331-1710. Also, note that a wide range of information and resources can be accessed through our Web site, www.allianzinvestors.com.

Together with Allianz Global Investors Fund Management LLC (formerly, PA Fund Management LLC), the Fund's investment manager and Pacific Investment Management Company LLC, the Fund's sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Robert E. Connor	Brian S. Shlissel

Chairman	President & Chief Executive Officer

7.31.05 | PIMCO Floating Rate Income Fund Annual Report 1

PIMCO Floating Rate Income Fund Performance & Statistics

July 31, 2005 (unaudited)

Symbol:

PFL

Objective:

Seeks high current income, consistent with the preservation of capital.

Primary Investments:

Floating rate debt instruments, substantial portion of which will be senior floating rate loans.

Inception Date:

August 29, 2003

Total Net Assets(1):

$561.7 million

Portfolio Manager:

Raymond G. Kennedy

Total Return(2):	Market Price	Net Asset Value ("NAV")
Six months ended 7/31/05	(9.00)%	2.30%
1 Year	(2.05)%	7.72%
Commencement of Operations (8/29/03) to 7/31/05	2.24%	6.23%

Common Share Market Price/NAV Performance:

Commencement of Operations (8/29/03) to 7/31/05
n NAV
n Market Price

Market Price/NAV:

Market Price	$18.75
NAV	$19.51
Discount to NAV	3.90%
Market Price Yield(3)	7.19%

(1) Inclusive of net assets attributable to Preferred Shares outstanding.

(2) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(3) Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at July 31, 2005.

2 PIMCO Floating Rate Income Fund Annual Report | 7.31.05

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2005

Principal Amount (000)		Value
SENIOR LOANS (a) (g) (h) – 63.4%
Aerospace – 0.3%
	K & F Industries, Inc.,
$1,275	5.98%, 11/18/12, Term B	$1,294,285
625	6.15%, 11/18/12, Term B	634,453
		1,928,738
Apparel & Textiles – 0.8%
2,692	Kosa Arteva DBA, 5.75%, 4/30/11, Term B1	2,736,949
1,168	Kosa Canada Co., 5.75%, 4/30/11, Term B2	1,187,471
1,000	Simmons Co., 7.00%, 6/19/12	981,667
		4,906,087
Automotive – 0.9%
	Hayes Lemmerz International, Inc.,
4	6.46%, 6/3/09, Term B	4,451
660	6.62%, 6/3/09, Term B	667,666
440	6.66%, 6/3/09, Term B	445,110
430	6.68%, 6/3/09, Term B	435,095
881	6.76%, 6/3/09, Term B	890,221
30	6.88%, 6/3/09, Term B	30,032
255	6.91%, 6/3/09, Term B	258,164
420	7.12%, 6/3/09, Term B	425,080
2,000	Visteon Corp., 6/25/07 (d)	2,018,500
		5,174,319
Automotive Products – 3.9%
	Cooper Standard Automotive, Inc.,
2,292	5.50%, 12/31/11, Term B	2,295,189
3,688	5.50%, 12/31/11, Term C	3,692,261
2,500	Delphi Corp., 9.97%, 6/14/11 (c)	2,584,375
	Goodyear Tire & Rubber Co.,
4,000	6.32%, 4/30/10	4,036,876
1,000	7.07%, 4/1/11	1,007,857
2,819	Polypore, Inc., 5.74%, 11/12/11, Term B	2,839,063
	Tenneco Automotive, Inc.,
1,796	5.54%, 12/12/10, Term B	1,820,964
789	5.59%, 12/12/10, Term B	799,917
3,482	TRW Automotive, Inc., 5.25%, 6/30/12, Term B	3,522,040
		22,598,542
Building/Construction – 1.4%
	Masonite International Corp.,
66	5.49%, 4/6/13, Term B	65,965
3,426	5.66%, 4/6/13, Term B	3,438,378
4,895	Nortek, Inc., 5.91%, 8/27/11	4,944,388
25	Nortek Holdings, Inc., 7.25%, 8/27/11	25,003
		8,473,734
Chemicals – 3.4%
2,500	Brenntag AG, 5.88%, 2/27/12, Term B2	2,531,750
2,993	Celanese AG, 5.74%, 4/6/11, Term B	3,047,802
	Cognis BV,
1,149	5.44%, 5/12/12, Term B1	1,158,676
1,992	5.94%, 3/31/13, Term C1	2,011,653

7.31.05 | PIMCO Floating Rate Income Fund Annual Report 3

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2005 (continued)

Principal Amount (000)		Value
Chemicals (continued)
	Hercules, Inc.,
$100	5.24%, 10/8/10, Term B	$101,338
1,875	5.31%, 10/8/10, Term B	1,900,078
1,439	Huntsman International LLC, 5.75%, 12/31/10, Term B	1,443,097
	KRATON Polymers Group LLC,
56	5.75%, 12/2/09	56,458
316	6.125%, 12/2/09	321,166
1,778	6.25%, 12/23/10	1,806,666
784	6.438%, 12/2/09	796,742
	Nalco Co.,
1,440	5.45%, 11/1/10, Term B	1,465,600
1,867	5.66%, 11/4/10, Term B	1,900,732
1,271	5.87%, 11/1/10, Term B	1,293,176
		19,834,934
Computer Services – 0.6%
3,500	Sungard Data Systems, Inc., 1/5/13 (d)	3,549,221
Computer Software – 0.6%
	UGS Corp.,
19	5.33%, 5/26/11, Term C	19,572
3,302	5.49%, 3/31/12, Term B	3,351,705
		3,371,277
Consumer Products – 2.0%
	Jarden Corp.,
426	5.30%, 1/21/12, Term B	429,928
3,601	5.49%, 1/21/12, Term B	3,635,044
	Spectrum Brands Corp.,
458	5.27%, 2/6/12, Term B	464,504
166	5.36%, 2/7/12, Term B	168,168
344	5.48%, 2/7/12, Term B	348,378
215	5.49%, 2/6/12, Term B	217,764
115	5.54%, 2/7/12, Term B	116,126
1,375	5.55%, 2/6/12, Term B	1,394,802
321	5.56%, 2/7/12, Term B	325,153
	Revlon, Inc.,
375	9.30%, 7/9/10	388,594
750	9.38%, 7/31/10	777,187
750	9.48%, 7/31/10	777,188
750	9.49%, 7/31/10	777,188
	Sealy Mattress Co.,
708	5.08%, 4/14/13, Term D	715,044
124	5.09%, 4/1/13, Term D	125,133
1,062	5.167%, 4/1/13, Term D	1,072,566
		11,732,767
Containers – 4.9%
	Graham Packaging Co.,
1,517	5.938%, 10/7/11, Term B	1,542,687
28	6.00%, 9/15/11, Term B	27,961
3,928	6.063%, 9/15/11, Term B	3,993,631

4 PIMCO Floating Rate Income Fund Annual Report | 7.31.05

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2005 (continued)

Principal Amount (000)		Value
Containers (continued)
	Graphic Packaging Corp.,
$32	5.76%, 8/9/10, Term C	$31,985
32	5.88%, 8/9/10, Term C	31,985
32	5.91%, 8/9/10, Term C	31,985
3,121	6.01%, 8/9/10, Term C	3,166,553
25	6.18%, 8/9/10, Term C	25,588
410	6.19%, 8/9/10, Term C	415,710
3,990	Horizon Lines LLC, 5.99%, 7/7/11	4,048,109
	Intertape Polymer Group, Inc.,
375	5.65%, 7/28/11, Term B	381,875
1,114	5.742%, 7/28/11, Term B	1,134,168
1,296	Owens-Illinois Group, Inc., 5.19%, 4/1/08, Term B	1,309,148
	Solo Cup Co.,
184	5.00%, 2/27/11, Term B	186,201
1,846	5.32%, 2/27/11, Term B	1,869,191
1,939	5.49%, 2/27/11, Term B	1,963,563
	Stone Container Corp.,
742	3.24%, 11/1/10	754,600
1,825	5.375%, 11/1/10, Term B	1,855,574
1,217	5.375%, 11/1/11 Term C	1,237,049
1,187	5.563%, 11/1/10 Term B	1,206,896
599	5.563%, 11/1/10, Term C	609,247
2,890	5.563%, 11/1/11 Term B	2,937,991
		28,761,697
Diversified Manufacturing – 0.7%
3,923	Invensys plc, 6.881%, 9/5/09, Term B1	3,981,505
Drugs & Medical Products – 0.7%
	Warner Chilcott plc,
1,369	5.96%, 1/18/12, Term B	1,385,546
498	6.18%, 1/18/12	503,692
1,305	6.18%, 1/18/12, Term B	1,320,264
1,078	6.18%, 1/18/12, Term C	1,090,309
		4,299,811
Energy – 3.5%
	Covanta Energy Corp.,
829	3.36%, 6/24/12	843,780
671	6.46%, 6/30/12, Term B	682,470
1,500	8.96%, 5/12/13, Term DHC	1,502,813
4,475	Dynegy Holdings, Inc., 7.34%, 5/28/10	4,511,799
	Foundation Coal Holdings, Inc.,
1,211	5.38%, 7/30/11, Term B	1,233,424
1,704	5.66%, 7/30/11, Term B	1,734,502
	Headwaters, Inc.,
5,011	5.87%, 4/30/11, Term B	5,068,787
116	7.25%, 4/30/11, Term B	117,151
333	9.02%, 4/30/11, Term C	337,153
	NRG Energy, Inc.,
1,969	3.39%, 12/24/11	1,993,534
2,509	5.255%, 12/24/11, Term B	2,540,333
10	5.365%, 12/24/11, Term B	9,967
		20,575,713

7.31.05 | PIMCO Floating Rate Income Fund Annual Report 5

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2005 (continued)

Principal Amount (000)		Value
Entertainment – 1.7%
$5,300	MGM Studios, 5.74%, 4/8/12, Term B	$5,363,600
	Warner Music Group, Inc.,
1,125	5.29%, 2/27/11, Term B	1,137,255
942	5.32%, 2/27/11, Term B	952,757
1,261	5.52%, 2/28/11, Term B	1,274,417
1,114	5.64%, 2/27/11, Term B	1,125,882
		9,853,911
Financing – 1.9%
4,409	Refco Group Ltd., 5.314%, 8/5/11, Term B	4,437,465
	Satbirds Finance,
500	4.397%, 4/4/12, Term A	601,252
400	4.397%, 10/4/13 (e)	479,368
1,250	4.897%, 4/4/13, Term B	1,514,518
4,000	UPC Financing, 6.254%, 9/15/12, Term B	4,033,332
		11,065,935
Financial Services – 0.7%
4,138	Global Cash Access LLC, 5.74%, 3/10/10, Term B	4,206,199
Food Services – 0.7%
4,000	Michael Foods, Inc., 6.59%, 11/30/11, Term C	4,102,500
Funeral Services – 0.1%
	Alderwoods Group, Inc.,
144	5.08%, 9/17/08, Term B	145,957
136	5.296%, 9/17/09, Term B	137,696
177	5.48%, 9/17/08, Term B	179,004
45	5.84%, 9/17/08, Term B	45,387
		508,044
Healthcare & Hospitals – 3.6%
	Beverly Enterprises, Inc.,
356	5.63%, 10/30/08, Term B	357,667
489	5.88%, 10/30/08, Term B	491,792
84	5.99%, 10/22/08, Term B	84,014
1,037	6.39%, 10/30/08, Term B	1,043,195
3,990	Community Health Systems, Inc., 5.07%, 8/19/11, Term B	4,048,554
8,000	DaVita, Inc., 6/17/12, Term B (d)	8,134,448
	HealthSouth Corp.,
2,362	5.82%, 6/14/07	2,394,616
638	5.98%, 3/21/10	646,166
1,500	8.39%, 6/9/10	1,520,625
	PacifiCare Health Systems, Inc.,
882	4.938%, 12/17/08	886,662
1,324	5.125%, 12/17/08	1,330,024
282	5.188%, 12/17/08	282,993
		21,220,756
Hotels/Gaming – 2.4%
	Aladdin Gaming, Inc.,
2,286	6.504%, 8/31/10, Term A	2,293,212
48	7.504%, 8/31/10, Term B	48,264
992	Argosy Gaming Co., 5.26%, 6/30/11, Term B	995,808
1,500	MotorCity Casino, 7/21/12, Term B (d)	1,521,095
2,000	Penn National Gaming, Inc., 5/26/12, Term B (d)	2,020,000
1,995	Resorts International, Inc., 5.99%, 3/22/12, Term B	2,021,184
829	Venetian Casino, 5.24%, 2/22/12, Term B	840,311

6 PIMCO Floating Rate Income Fund Annual Report | 7.31.05

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2005 (continued)

Principal Amount (000)		Value
Hotels/Gaming (continued)
	Wynn Resorts Ltd.,
$2,000	4.805%, 12/14/11, Term B	$2,024,250
2,000	5.615%, 12/14/11, Term B	2,024,250
		13,788,374
Household Products – 0.7%
	Springer S.A.,
1,000	6.541%, 9/16/11, Term B2 (e)	1,005,380
2,800	7.041%, 9/16/12, Term C2 (e)	2,829,424
		3,834,804
Leasing – 0.3%
	United Rentals, Inc.,
333	2.25%, 2/14/11, Term LC	337,489
1,642	5.73%, 2/14/11, Term B	1,664,159
		2,001,648
Machinery – 0.9%
	Agco Corp.,
391	5.17%, 1/31/06, Term B	397,241
1,892	5.19%, 1/31/06, Term B	1,920,634
	Flowserve Corp.,
219	6.125%, 6/30/09, Term C	220,011
804	6.25%, 6/30/09, Term C	808,981
	Rexnord Corp.,
1,022	5.57%, 12/31/11, Term B	1,036,414
68	5.75%, 12/31/11, Term B	69,094
51	5.85%, 12/31/11, Term B	51,821
825	6.07%, 12/31/11, Term B	836,040
		5,340,236
Manufacturing – 1.1%
	Berry Plastics Corp.,
2,008	5.60%, 6/30/10	2,042,073
5	5.766%, 7/22/10	5,118
4,256	VWR International, Inc., 5.62%, 4/7/11	4,313,496
		6,360,687
Measuring Instruments – 1.1%
	Dresser, Inc.,
1,983	5.438%, 10/29/11, Term B (c)	2,014,116
183	5.49%, 10/29/11, Term B	185,934
4,000	5.84%, 3/1/10	4,043,332
		6,243,382
Metals & Mining – 0.5%
	Novelis, Inc.,
1,648	4.96%, 1/7/12, Term B	1,671,243
949	4.96%, 1/7/12, Term B2	962,231
		2,633,474
Multi-Media – 3.9%
1,000	Atlantic Broadband, Inc., 6.11%, 8/4/12, Term B	1,016,250
2,024	Canwest Media, Inc., 5.638%, 8/1/09, Term E	2,052,497
	Charter Communications Holdings LLC,
1,998	6.68%, 4/26/10, Term A	1,983,338
6,398	6.93%, 4/27/11, Term B	6,381,123

7.31.05 | PIMCO Floating Rate Income Fund Annual Report 7

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2005 (continued)

Principal Amount (000)		Value
Multi-Media (continued)
$3,000	DirecTV Holdings LLC, 4.909%, 4/13/13, Term B	$3,034,554
2,900	Insight Midwest Holdings LLC, 6.125%, 12/31/09, Term B	2,939,214
	Primedia, Inc.,
1,393	6.313%, 6/30/09, Term B	1,397,462
1,485	7.813%, 12/31/09, Term C	1,492,657
	Young Broadcasting, Inc.,
625	5.50%, 5/2/12, Term B	631,511
1,850	5.688%, 11/3/12, Term B	1,869,271
25	5.75%, 5/2/12, Term B	25,260
		22,823,137
Office Equipment – 0.3%
2,000	Xerox Corp., 5.24%, 9/30/08, Term B	2,017,500
Oil & Gas – 2.4%
	El Paso Corp.,
4,500	5.55%, 11/23/09, Term LC	4,545,351
2,450	6.24%, 11/23/09, Term B	2,482,893
	Kerr McGee Corp.,
2,500	5.71%, 5/1/07	2,518,750
2,500	5.79%, 5/1/11, Term B	2,546,165
2,079	Kinetic Concepts, Inc., 5.24%, 8/11/10, Term B	2,104,143
		14,197,302
Paper/Paper Products – 1.4%
	Appleton Papers, Inc.,
1,152	5.55%, 6/9/10	1,164,025
1,238	5.73%, 6/11/10	1,249,875
	Boise Cascade, Inc.,
3,591	5.25%, 10/29/11, Term D	3,649,580
	Buckeye Technologies, Inc.,
411	5.00%, 11/4/10, Term B	417,316
144	5.20%, 11/4/10, Term B	146,060
144	5.21%, 11/4/10, Term B	146,060
172	5.26%, 11/4/10, Term B	174,751
411	5.39%, 11/4/10, Term B	417,316
350	5.42%, 11/4/10, Term B	354,719
201	5.66%, 11/4/10, Term B	203,441
206	5.73%, 11/4/10, Term B	208,658
		8,131,801
Printing/Publishing – 1.9%
	Dex Media East LLC,
166	4.75%, 5/8/09, Term B	168,756
1,187	4.98%, 5/8/09, Term B	1,203,817
145	5.05%, 5/8/09, Term B	147,492
129	5.18%, 5/8/09, Term B	130,850
386	5.32%, 5/8/09, Term B	391,140
316	5.33%, 5/8/09, Term B	321,081
	Dex Media West LLC,
330	4.66%, 9/9/10, Term B	334,593
684	4.75%, 9/9/10, Term B	694,774
258	5.05%, 9/9/10, Term B	261,707
372	5.18%, 9/9/10, Term B	377,844
409	5.22%, 9/9/10, Term B	415,188

8 PIMCO Floating Rate Income Fund Annual Report | 7.31.05

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2005 (continued)

Principal Amount (000)		Value
Printing/Publishing (continued)
$532	5.32%, 9/9/10, Term B	$540,051
471	5.33%, 9/9/10, Term B	478,307
	RH Donnelly Corp.,
197	4.96%, 12/31/09, Term A3	199,519
325	5.10%, 12/31/09, Term A3	329,174
546	5.11%, 6/30/11, Term D	553,966
682	5.16%, 6/30/11, Term D	692,458
409	5.18%, 6/30/11, Term D	415,475
136	5.19%, 6/30/11, Term D	138,492
546	5.21%, 6/30/11, Term D	553,966
136	5.23%, 6/30/11, Term D	138,492
839	5.24%, 12/31/09, Term A3	849,191
911	5.24%, 6/30/11, Term D	924,429
136	5.27%, 6/30/11, Term D	138,491
409	5.30%, 6/30/11, Term D	415,475
		10,814,728
Real Estate – 0.9%
	General Growth Properties, Inc.,
3,981	5.49%, 11/12/08, Term B	4,037,612
949	5.76%, 11/12/07, Term A	958,678
		4,996,290
Recreation – 1.5%
	Loews Cineplex Entertainment Corp.,
2,328	5.46%, 7/8/11	2,347,288
2,619	5.80%, 7/22/11	2,640,096
	Six Flags Theme Parks, Inc.,
687	5.72%, 6/30/09, Term B	697,195
1,106	6.28%, 6/30/09, Term B	1,122,473
	Worldspan LP,
662	5.80%, 2/11/10, Term B	648,978
667	6.00%, 2/11/10, Term B	653,333
133	6.125%, 2/11/10, Term B	130,667
293	6.188%, 2/11/10, Term B	287,467
		8,527,497
Retail – 0.8%
2,868	Dominos, Inc., 5.25%, 6/25/10, Term B	2,913,990
	Jean Coutu Group, Inc.,
5	5.75%, 7/30/11	5,086
1,980	5.938%, 7/30/11 UNIT	2,014,032
		4,933,108
Semi-Conductors – 0.5%
2,985	On Semiconductor Corp., 6.50%, 12/3/11, Term G	3,027,444
Telecommunications – 5.0%
	Centennial Cellular Communications Corp.,
117	5.57%, 1/20/11, Term B	118,573
500	5.63%, 1/20/11, Term B	508,170
1,500	5.63%, 2/9/11, Term B	1,524,509
1,667	5.74%, 1/20/11, Term B2	1,693,898
167	5.77%, 1/20/11, Term B7	169,390

7.31.05 | PIMCO Floating Rate Income Fund Annual Report 9

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2005 (continued)

Principal Amount (000)		Value
Telecommunications (continued)
	Consolidated Communications, Inc.,
$4,444	5.815%, 9/18/11, Term B	$4,515,960
	Mediacom Broadband LLC,
1,600	5.35%, 2/28/14, Term B	1,624,110
350	5.49%, 2/28/14, Term B	355,274
2,040	5.51%, 2/28/14, Term B	2,067,059
1,915	New Skies Satellites, NV, 5.875%, 5/4/11, Term B	1,942,870
	PanAmSat Corp.,
1,316	5.159%, 8/20/09, Term A1	1,331,477
688	5.159%, 8/20/09, Term A2	696,190
3,990	Telcordia Technologies, Inc., 6.07%, 9/9/12, Term B	3,982,519
	Valor Telecommunications Enterprises LLC,
2,078	5.49%, 2/14/12, Term B	2,105,285
1,346	5.49%, 2/15/12, Term B	1,363,411
	Western Wireless Corp.,
513	6.15%, 5/30/11, Term B	514,604
26	6.25%, 5/31/11, Term B	26,004
1,564	6.34%, 5/30/11, Term B	1,569,822
1,974	6.38%, 5/31/11, Term B	1,980,413
886	8.25%, 5/30/11, Term B	888,934
		28,978,472
Tobacco – 0.2%
1,301	Commonwealth Brands, Inc, 6.813%, 8/28/07, Term B	1,325,576
Utilities – 3.2%
	AES Corp.,
786	5.07%, 4/30/08, Term B	796,812
786	5.69%, 8/10/11, Term B	796,813
3,799	Allegheny Energy, Inc., 3/8/11 (d)	3,853,243
	Edison Midwest LLC,
2,000	4.50%, 4/27/11, Term B	2,026,500
766	5.12%, 4/27/11, Term B1	775,709
	Midwest Generation LLC,
960	5.41%, 4/27/11	972,720
161	5.55%, 4/27/11	163,367
	Reliant Resources, Inc.,
647	5.835%, 4/30/10	655,450
8,308	6.089%, 4/30/10	8,412,186
		18,452,800
Waste Disposal – 1.6%
	Allied Waste North America, Inc.,
2,568	2.00%, 1/15/12	2,586,343
1,027	5.37%, 1/15/12	1,035,265
2,311	5.50%, 1/15/12	2,329,346
1,078	5.52%, 1/15/12	1,086,864
1,284	5.65%, 1/15/12	1,294,080
1,027	5.67%, 1/15/12	1,035,265
		9,367,163
Wholesale – 0.4%
	Roundy's, Inc.,
2,016	5.41%, 6/6/09, Term B1	2,040,257
	Total Senior Loans (cost-$366,648,012)	369,981,370

10 PIMCO Floating Rate Income Fund Annual Report | 7.31.05

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
CORPORATE BONDS & NOTES – 22.1%
Air-Conditioning – 0.5%
$3,000	Goodman Global Holding Co., Inc., 6.41%, 6/15/12, FRN (b) (f)	B3/B-	$3,030,000
Airlines – 0.6%
1,139	Delta Air Lines, Inc., 7.379%, 5/18/10, Ser. 00-1 (f)	Ba1/BB	1,075,149
	JetBlue Airways Corp.,
1,750	6.368%, 5/15/10, Ser. 04-2, FRN (f)	Ba1/BB+	1,762,941
644	7.66%, 9/15/09, Ser. 04-1, FRN (f)	Ba1/BB+	659,453
			3,497,543
Automotive – 0.3%
2,000	Dura Operating Corp., 8.625%, 4/15/12, Ser. B (f)	B3/B-	1,910,000
Computer Services – 0.4%
2,000	SunGard Data Systems, Inc., 8.525%, 8/15/13, FRN (a) (b) (c)	B3/B-	2,082,500
Energy – 1.0%
1,225	Calpine Corp., 9.349%, 7/15/07, FRN (b) (f)	NR/B-	1,047,375
2,500	Dynegy Holdings, Inc., 10.099%, 7/15/08, FRN (b) (f)	B3/B-	2,675,000
2,129	NRG Energy, Inc., 8.00%, 12/15/13 (b) (f)	B1/B	2,288,675
			6,011,050
Financing – 1.6%
4,000	Borden US Finance Corp., 8.349%, 7/15/10, FRN (b) (f)	B3/B-	3,995,000
3,000	General Motors Acceptance Corp., 5.53%, 12/1/14, FRN (f)	Baa2/BB	2,735,043
2,500	Universal City Florida Holding Co., 7.96%, 5/1/10, FRN (f)	B3/B-	2,625,000
			9,355,043
Forestry – 0.4%
2,000	GP Canada Finance Co., 7.20%, 12/15/06 (b) (f)	Ba3/BB+	2,065,000
Healthcare & Hospitals – 0.3%
2,000	HCA, Inc., 5.50%, 12/1/09 (f)	Ba2/BB+	1,996,024
Hotels/Gaming – 0.6%
1,250	La Quinta Corp., 7.00%, 8/15/07 (f)	Ba3/BB-	1,290,625
2,000	Mandalay Resort Group, 7.625%, 7/15/13 (f)	Ba3/B+	2,130,000
			3,420,625
Insurance – 0.3%
1,500	Parametric Re Ltd., 7.78%, 5/19/08, FRN (a) (b)	Ba2/NR	1,556,460
Multi-Media – 4.6%
€2,000	Cablecom Luxembourg, 4.869%, 4/15/12, FRN (b) (e) (f)	B2/B	2,460,636
	Cablevision Systems Corp.,
$5,000	7.89%, 4/1/09, Ser. B, FRN (f)	B3/B+	5,181,250
2,000	8.00%, 4/15/12, Ser. B (f)	B3/B+	2,020,000
	CCO Holdings LLC,
4,000	7.535%, 12/15/10, FRN (b) (f)	B3/CCC-	3,960,000
1,000	8.75%, 11/15/13 (f)	B3/CCC-	1,005,000
4,000	Charter Communications Holdings II LLC, 10.25%, 9/15/10 (f)	Caa1/CCC-	4,150,000
5,665	Echostar DBS Corp., 6.754%, 10/1/08, FRN (f)	Ba3/BB-	5,820,788
1,500	Emmis Communications Corp., 9.314%, 6/15/12, FRN (b) (f)	B3/B-	1,509,375
1,000	Primedia, Inc., 8.643%, 5/15/10, FRN (f)	B2/B	1,060,000
			27,167,049
Paper/Paper Products – 1.2%
	Abitibi-Consolidated, Inc.,
2,000	5.25%, 6/20/08 (f)	Ba3/BB-	1,940,000
1,000	6.91%, 6/15/11, FRN (f)	Ba3/BB-	1,010,000

7.31.05 | PIMCO Floating Rate Income Fund Annual Report 11

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
Paper/Paper Products (continued)
$3,000	Boise Cascade, Inc., 6.474%, 10/15/12 (f)	NR/NR	$3,045,000
1,000	Bowater, Inc., 6.41%, 3/15/10, FRN (f)	Ba3/BB	1,025,000
			7,020,000
Semi-Conductors – 1.0%
2,000	Freescale Semiconductor, Inc., 6.349%, 7/15/09, FRN (f)	Ba2/BB+	2,080,000
3,500	MagnaChip Semiconductor Finance Co.,
	6.66%, 12/15/11, FRN (b) (f)	Ba3/B+	3,517,500
			5,597,500
Telecommunications – 8.5%
2,000	Cincinnati Bell, Inc., 8.375%, 1/15/14 (f)	B3/B-	2,070,000
3,000	Dobson Cellular Systems, Inc., 7.96%, 11/1/11, FRN (f)	B2/B-	3,142,500
2,250	Hawaiian Telcom Communications, Inc.,
	8.914%, 5/1/13, FRN (b) (f)	B3/B-	2,345,625
2,500	Intelsat Bermuda Ltd., 8.695%, 1/15/12, FRN (b) (f)	B2/B+	2,562,500
2,500	New Skies Satellites, NV, 8.539%, 11/1/11, FRN (f)	B3/B-	2,612,500
	Qwest Capital Funding, Inc.,
500	7.75%, 8/15/06 (f)	Caa2/B	512,500
2,000	7.90%, 8/15/10 (f)	Caa2/B	2,020,000
12,000	Qwest Communications International, Inc.,
	7.268%, 2/15/09, FRN (f)	B3/B	11,970,000
10,000	Qwest Services Corp., 13.50%, 12/15/10 (f)	Caa1/B	11,550,000
3,500	Rogers Wireless Communications, Inc.,
	6.535%, 12/15/10, FRN (f)	Ba3/BB	3,661,875
	Rural Cellular Corp.
2,000	7.91%, 3/15/10, FRN (f)	B2/B-	2,085,000
2,000	8.25%, 3/15/12 (f)	B2/B-	2,132,500
3,000	Time Warner Telecom Holdings, Inc., 7.268%, 2/15/11, FRN (f)	B1/B	3,105,000
			49,770,000
Tobacco – 0.2%
1,000	Commonwealth Brands, Inc., 10.91%, 4/15/08, FRN (b) (f)	NR/NR	1,046,250
Utilities – 0.4%
2,000	CMS Energy Corp., 7.75%, 8/1/10 (f)	B1/B+	2,170,000
Wire & Cable Products – 0.2%
1,000	Superior Essex Communications LLC, 9.00%, 4/15/12 (f)	B3/B	1,022,500
	Total Corporate Bonds & Notes (cost-$126,839,437)		128,717,544
SOVEREIGN DEBT OBLIGATIONS (f) – 2.9%
Brazil – 2.9%
	Federal Republic of Brazil,
2,965	4.313%, 4/15/09	B1/BB-	2,945,904
8,565	4.313%, 4/15/12	B1/BB-	8,345,505
5,000	11.00%, 8/17/40	B1/BB-	5,886,250
	Total Sovereign Debt Obligations (cost-$16,320,936)		17,177,659
ASSET-BACKED SECURITIES (f) – 1.2%
582	Amortizing Residential Collateral Trust, 3.94%, 12/25/32, FRN	Aaa/AAA	584,026
509	CDC Mortgage Capital Trust, 3.81%, 10/25/33, FRN	Aaa/AAA	509,977

12 PIMCO Floating Rate Income Fund Annual Report | 7.31.05

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
	Credit-Suisse First Boston Mortgage Securities Corp.,
$1,371	3.81%, 7/25/32, FRN	Aaa/AAA	$1,374,951
1,200	3.83%, 8/25/32, FRN	Aaa/AAA	1,204,346
1,811	GSAMP Trust, 3.75%, 3/25/34, FRN	Aaa/AAA	1,812,550
959	Jade CBO Ltd., 7.67%, 10/24/11 (b) (e)	B2/NR	746,809
372	Long Beach Mortgage Loan Trust, 3.78%, 6/25/33, FRN	Aaa/AAA	371,997
304	Park Place Securities, Inc., 3.66%, 10/25/34, FRN	Aaa/AAA	303,987
	Total Asset-Backed Securities (cost-$6,847,371)		6,908,643
MORTGAGE-BACKED SECURITIES (f) – 0.6%
3,424	Mellon Residential Funding Corp.,
	3.738%, 11/15/31, FRN (cost-$3,424,499)	Aaa/AAA	3,426,897
PREFERRED STOCK – 0.6%
Shares
Finance – 0.6%
8,500	Fannie Mae, 7.00%, Ser. O, FRN (f)	Aa3/AA-	473,344
30	Richmond Cnty. Capital Corp., 6.849%, FRN (a) (b)	NR/NR	3,045,000
	Total Preferred Stock (cost-$3,493,307)		3,518,344
SHORT-TERM INVESTMENTS – 9.2%
Principal Amount (000)
Commercial Paper (f) – 5.8%
Banking – 3.0%
$4,400	ANZ National, Ltd., 3.535%, 10/21/05	P-1/A-1+	4,363,524
12,900	Skandinaviska Enskilda Banken, 3.505%, 10/14/05	P-1/A-1+	12,802,476
			17,166,000
Financing – 2.8%
	UBS Finance, Inc.,
1,300	3.23%, 9/19/05	P-1/A-1+	1,294,285
14,400	3.255%, 9/26/05	P-1/A-1+	14,327,088
800	3.585%, 11/21/05	P-1/A-1+	790,744
			16,412,117
	Total Commercial Paper (cost-$33,584,512)		33,578,117
U.S. Treasury Bills (f) – 0.8%
4,945	2.90%-3.03%,9/1/05-9/15/05 (cost-$4,928,341)		4,928,341
Corporate Notes (f) – 0.6%
Chemicals – 0.3%
1,500	Arco Chemical Co., 9.375%, 12/15/05	B1/BB-	1,531,875
Financing – 0.3%
2,000	General Motors Acceptance Corp., 4.145%, 5/18/06, FRN	Baa2/BB	1,992,838
	Total Corporate Notes (cost-$3,502,380)		3,524,713

7.31.05 | PIMCO Floating Rate Income Fund Annual Report 13

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2005 (continued)

Principal Amount (000)		Value
Repurchase Agreement – 2.0%
$11,507	State Street Bank & Trust Co. dated 7/29/05, 2.90%, due 8/1/2005, proceeds $11,509,781; collateralized by Freddie Mac, 2.875%, 9/15/2005, valued at $11,741,090 with accrued interest (cost-$11,507,000)	$11,507,000
	Total Short-Term Investments (cost-$53,522,233)	53,538,171
OPTIONS PURCHASED (i) – 0.0%
Contracts
Call Options – 0.0%
105	U.S. Treasury Notes 10yr Futures, Chicago Board of Trade,
	Strike price $119, expires 8/26/05	1,641
1,570	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
	Strike price $121, expires 8/26/05	24,531
		26,172
Put Options – 0.0%
	Eurodollar Futures, Chicago Mercantile Exchange,
480	Strike price $94.00, expires 9/19/05	3,000
20	Strike price $94.25, expires 9/19/05	125
60	Strike price $94.50, expires 9/19/05	375
		3,500
	Total Options Purchased (cost-$37,216)	29,672
	Total Investments before options written (cost-$577,133,011) – 100.0%	$583,298,300
OPTIONS WRITTEN (i) – (0.0)%
Call Options – (0.0)%
	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
(400)	Strike price $113, expires 9/23/05	(48,700)
(453)	Strike price $115, expires 8/26/05	(7,078)
(390)	Strike price $115, expires 11/22/05	(42,656)
(280)	Strike price $116, expires 8/26/05	(4,375)
		(102,809)
Put Options – (0.0)%
	U.S. Treasury Notes 10yr Futures, Chicago Board of Trade,
(400)	Strike price $108, expires 9/23/05	(79,950)
(162)	Strike price $108, expires 11/22/05	(75,411)
(118)	Strike price $110, expires 8/26/05	(33,188)
		(188,549)
	Total Options Written (premiums-$691,208)	(291,358)
	Total Investments net of options written (cost-$576,441,803) – 100.0%	$583,006,942

14 PIMCO Floating Rate Income Fund Annual Report | 7.31.05

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2005 (continued)

Notes to Schedule of Investments:

*  Unaudited

(a)  Illiquid security.

(b)  144A Security–Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers.

(c)  When-issued or delayed-delivery security. To be settled/delivered after July 31, 2005.

(d)  Unsettled security, coupon rate undetermined at July 31, 2005.

(e)  Fair-valued security.

(f)  All or partial amount segregated as collateral for futures contracts, when-issued or delayed-delivery securities.

(g)  Private Placement. Restricted as to resale and may not have a readily available market.

(h)  These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR") or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty.

(i)  Non-income producing.

Glossary:

€  -  Eurodollar

FRN  -  Floating Rate Note. The interest rate disclosed reflects the rate in effect on July 31, 2005.

NR  -  Not Rated

UNIT  -  More than one class of securities traded together.

See accompanying Notes to Financial Statements. | 7.31.05 | PIMCO Floating Rate Income Fund Annual Report 15

PIMCO Floating Rate Income Fund Statement of Assets and Liabilities

July 31, 2005

Assets:
Investments, at value (cost-$577,133,011)	$583,298,300
Cash	58,300
Unrealized appreciation on swaps	6,506,099
Receivable for investments sold	4,207,667
Interest receivable	4,158,483
Receivable for premium on written options	204,061
Unrealized appreciation on unfunded loan commitments	140,476
Premium for swaps purchased	24,500
Unrealized appreciation of forward foreign currency contracts	1,721
Prepaid expenses	14,829
Total Assets	598,614,436
Liabilities:
Payable for investments purchased	27,186,973
Premium for swaps sold	6,196,363
Dividends payable to common and preferred shareholders	2,096,977
Investment management fees payable	356,583
Deferred facility fees	298,481
Options written, at value (premiums-$691,208)	291,358
Unrealized depreciation on swaps	188,908
Payable for variation margin on futures contracts	91,000
Unrealized depreciation of forward foreign currency contracts	19,504
Accrued expenses	180,200
Total Liabilities	36,906,347
Preferred Shares ($0.00001 par value and $25,000 net asset and liquidation value per share applicable to an aggregate of 8,400 shares issued and outstanding)	210,000,000
Net Assets Applicable to Common Shareholders	$351,708,089
Composition of Net Assets Applicable to Common Shareholders:
Common stock:
Par value ($0.00001 per share, applicable to 18,024,012 shares issued and outstanding)	$180
Paid-in-capital in excess of par	345,554,312
Undistributed net investment income	1,217,139
Accumulated net realized loss	(7,604,337)
Net unrealized appreciation of investments, futures contracts, options written, swaps, foreign currency transactions and unfunded loan commitments	12,540,795
Net Assets Applicable to Common Shareholders	$351,708,089
Net Asset Value Per Common Share	$19.51

16 PIMCO Floating Rate Income Fund Annual Report | 7.31.05 | See accompanying Notes to Financial Statements.

PIMCO Floating Rate Income Fund Statement of Operations

For year ended July 31, 2005

Investment Income:
Interest	$29,052,673
Facility and other fee income	424,581
Dividends	184,807
Total Investment Income	29,662,061
Expenses:
Investment management fees	4,210,143
Auction agent fees and commissions	540,271
Custodian and accounting agent fees	204,301
Audit and tax services	119,365
Reports and notices to shareholders	95,700
Trustees' fees and expenses	38,914
Transfer agent fees	31,660
New York Stock Exchange listing fees	28,222
Legal fees	14,575
Investor relations	12,850
Insurance expense	12,395
Miscellaneous	14,745
Total expenses	5,323,141
Less:custody credits earned on cash balances	(25,041)
Net expenses	5,298,100
Net Investment Income	24,363,961
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(334,461)
Futures contracts	(1,534,164)
Options written	561,936
Swaps	(1,984,845)
Foreign currency transactions	(1,611)
Net change in unrealized appreciation/depreciation of:
Investments	3,056,237
Futures contracts	(15,942)
Options written	399,850
Swaps	6,466,102
Foreign currency transactions	139,924
Unfunded loan commitments	291,441
Net realized and unrealized gain on investments, futures contracts, options written, swaps, foreign currency transactions and unfunded loan commitments	7,044,467
Net Increase in Net Assets Resulting from Investment Operations	31,408,428
Dividends on Preferred Shares from Net Investment Income	(5,230,747)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$26,177,681

See accompanying Notes to Financial Statements. | 7.31.05 | PIMCO Floating Rate Income Fund Annual Report 17

PIMCO Floating Rate Income Fund Statement of Changes in Net Assets
Applicable to Common Shareholders

	Year ended July 31, 2005	For the Period August 29, 2003* through July 31, 2004
Investment Operations:
Net investment income	$24,363,961	$12,771,659
Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(3,293,145)	4,700,924
Net unrealized appreciation of investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	10,337,612	2,203,183
Net increase in net assets resulting from investment operations	31,408,428	19,675,766
Dividends on Preferred Shares from Net Investment Income:	(5,230,747)	(1,959,556)
Net increase in net assets applicable to common shareholders resulting from investment operations	26,177,681	17,716,210
Dividends and Distributions on Common Shareholders from:
Net investment income	(21,339,798)	(13,914,018)
Net realized gains	(2,486,478)	–
Total dividends and distributions to common shareholders	(23,826,276)	(13,914,018)
Capital Share Transactions:
Net proceeds from the sale of common stock	–	343,462,500
Preferred shares underwriting discount charged to paid-in capital in excess of par	–	(2,100,000)
Common stock and preferred shares offering costs charged to paid-in capital in excess of par	–	(1,193,503)
Reinvestment of dividends and distributions	2,607,725	2,677,769
Net increase from capital transactions	2,607,725	342,846,766
Total increase in net assets applicable to common shareholders	4,959,130	346,648,958
Net Assets Applicable to Common Shareholders:
Beginning of period	346,748,959	100,001
End of period (including undistributed (dividends in excess of) net investment income of $1,217,139 and ($667,789), respectively)	$351,708,089	$346,748,959
Common Shares Issued and Reinvested:
Issued	–	17,750,000
Issued in reinvestment of dividends and distributions	130,238	138,606
Net Increase	130,238	17,888,606

* Commencement of operations

18 PIMCO Floating Rate Income Fund Annual Report | 7.31.05 | See accompanying Notes to Financial Statements.

PIMCO Floating Rate Income Fund Statement of Cash Flows

Year ended July 31, 2005

Cash Flows provided by Operating Activities:
Purchases of long-term investments	$(492,453,153)
Proceeds from sales of long-term investments	452,867,907
Interest, dividends and facility and other fee income received	28,251,654
Net cash provided by options written	1,911,776
Net cash provided by Swap transactions	5,239,870
Operating expenses paid	(5,244,174)
Net cash used for futures transactions	(1,339,375)
Net realized loss on foreign currency transactions	(1,611)
Net sales of short-term investments	32,154,529
Net cash provided by operating activities	21,387,423
Cash Flows from Financing Activities:
Cash dividends paid (excluding reinvestment of dividends and distributions of $2,607,725)	(25,865,911)
Net cash used for financing activities	(25,865,911)
Net decrease in cash	(4,478,488)
Cash at beginning of year	4,536,788
Cash at end of year	$58,300
Reconciliation of Net Increase (Decrease) in Net Assets From Investment Operations to Net Cash provided by Operating Activities:
Net increase in net assets resulting from investment operations	$31,408,428
Decrease in receivable for investments sold	8,795,162
Increase in interest receivable	(970,657)
Decrease in periodic payments receivable on swaps	287,610
Decrease in premium for swaps purchased	900,500
Increase in premium for swaps sold	5,662,355
Increase in premium of options written	691,208
Increase in receivable for premium on written options	(204,061)
Decrease in prepaid expenses	17,625
Increase in investment management fees payable	1,671
Increase in net unrealized appreciation on swaps	(6,466,102)
Increase in net unrealized appreciation on foreign currency transactions	(100,300)
Increase in net unrealized appreciation on unfunded loan commitments	(291,441)
Decrease in variation margin on futures contracts	210,731
Decrease in receivable from swap counterparty	374,250
Increase in unrealized appreciation on options written	(399,850)
Increase in accrued expenses	34,630
Decrease in deferred facility fees	(55,444)
Decrease in payable for investments purchased	(1,537,906)
Net increase in investments	(16,970,986)

Net cash provided by operating activities	$21,387,423

See accompanying Notes to Financial Statements. | 7.31.05 | PIMCO Floating Rate Income Fund Annual Report 19

PIMCO Floating Rate Income Fund Notes to Financial Statements

July 31, 2005

1. Organization and Significant Accounting Policies

PIMCO Floating Rate Income Fund (the "Fund") was organized as a Massachusetts business trust on June 19, 2003. Prior to commencing operations on August 29, 2003, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the "Investment Manager"), formerly PA Fund Management LLC, serves as the Fund's Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. ("Allianz Global"). Allianz Global is an indirect, majority-owned subsidiary of Allianz AG. The Fund has an unlimited amount of $0.00001 par value common stock authorized.

The Fund's investment objective is to seek high current income, consistent with the preservation of capital by investing primarily in floating rate debt instruments, a substantial portion of which will be senior floating rate loans. The ability of the issuers of the Fund's investments to meet their obligations may be affected by economic developments in a specific industry.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of the security, may be fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund's investments are valued on the last business day of each week by an independent pricing service, dealer quotations, or are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The Fund's investments in senior floating rate loans ("Senior Loans") for which a secondary market exists will be valued at the mean of the last available bid and asked prices in the market for such Senior Loans, as provided by an independent pricing service. Other Senior Loans are valued at fair value by Pacific Investment Management Company LLC (the "Sub-Adviser"). Such procedures by the Sub-Adviser include consideration and evaluation of: (1) the creditworthiness of the borrower and any intermediate participants; (2) the term of the Senior Loan; (3) recent prices in the market for similar loans, if any; (4) recent prices in the market for loans of similar quality, coupon rate, and period until next interest rate reset and maturity; and (5) general economic and market conditions affecting the fair value of the Senior Loan. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold on the last business day of the week and the differences could be material to the financial statements. The Fund's net asset value is determined weekly on the last business day of the week at the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date.

20 PIMCO Floating Rate Income Fund Annual Report | 7.31.05

PIMCO Floating Rate Income Fund Notes to Financial Statements

July 31, 2005

1. Organization and Significant Accounting Policies (continued)

Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the loan. Commitment fees received by the Fund relating to unfunded purchase commitments are deferred and amortized to facility fee income over the period of the commitment.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year the Fund intends not to be subject to U.S. federal excis e tax.

(d) Dividends and Distributions - Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. For the year ended July 31, 2005, the permanent differences of $4,091,512 are primarily attributable to the differing treatment of foreign currency transactions, swap payments, paydowns and consent fees. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to the treatment of amounts received under swap agreements. For the year ended July 31, 2005 the Fund received $3,589,570 from swap agreements which are treated as net realized gain (loss) for financial statement purposes and as net income (loss) for federal income tax purposes.

(e) Foreign Currency Translation

Accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(f) Senior Loans

The Fund purchases assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions (the "Lender"). When purchasing an assignment, the Fund succeeds all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(g) Option Transactions

The Fund may purchase and write (sell) put and call options for hedging purposes, risk management purposes or as a part of its investment strategy. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

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PIMCO Floating Rate Income Fund Notes to Financial Statements

July 31, 2005

1. Organization and Significant Accounting Policies (continued)

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market.

(h) Interest Rate/Credit Default Swaps

The Fund enters into interest rate and credit default swap contracts ("swaps") for investment purposes, to manage its interest rate and credit risk or to add leverage.

As a seller in the credit default swap contract, the Fund would be required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain (loss).

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced obligation. In return, the Fund would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received by the Fund are included as part of realized gain (loss) and/or change in unrealized appreciation/(depreciation) on the Statement of Operations.

Swaps are marked to market daily by the Sub-Adviser based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund's Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(i) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimu m "initial margin" requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

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PIMCO Floating Rate Income Fund Notes to Financial Statements

July 31, 2005

1. Organization and Significant Accounting Policies (continued)

(j) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(k) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date ("repurchase agreements"). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(l) When-Issued/Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Fund does not participate in future gains and losses with respect to the security.

(m) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager/Sub-Adviser

The Fund has entered into an Investment Management Agreement (the "Agreement") with the Investment Manager. Subject to the supervision of the Fund's Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund's investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.75% of the Fund's average weekly total managed assets . Total managed assets refer to the total assets of the Fund (including assets attributable to any Preferred Shares or other forms of leverage that may be outstanding minus accrued liabilities (other than liabilities representing leverage)).

The Investment Manager has retained the Sub-Adviser, to manage the Fund's investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all the Fund's investment decisions. The Investment Manager and not the Fund pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services, at the maximum annual rate of 0.39% of the Fund's average weekly total managed assets for the period from commencement of operations through August 31, 2008. Commencing September 1, 2008, the Investment Manager will pay the Sub-Advis er a monthly fee at the annual rate of 0.55% of the Fund's average weekly total managed assets. The Investment Manager informed the Fund that it paid the Sub-Adviser $2,189,275 in connection with its sub-advisory services for the year ended July 31, 2005.

7.31.05 | PIMCO Floating Rate Income Fund Annual Report 23

PIMCO Floating Rate Income Fund Notes to Financial Statements

July 31, 2005

3. Investments in Securities

For the year ended July 31, 2005, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $490,070,830 and $444,257,949, respectively.

(a) Futures contracts outstanding at July 31, 2005:

Type	Notional Amount (000)	Expiration Date	Unrealized Depreciation
Long: Financial Future Euro-90 day	$1,400	3/13/06	$464,130

(b) Transactions in options written for the year ended July 31, 2005:

	Contracts	Premiums
Options outstanding, July 31, 2004	–	$–
Options written	39,206,915	2,115,837
Options terminated in closing purchase transactions	(11,103,321)	(1,113,218)
Options exercised	(386)	(49,349)
Options expired	(28,101,005)	(262,062)
Options outstanding, July 31, 2005	2,203	$691,208

The Fund received $500,000 par value in U.S. Treasury Bills as collateral for swap contracts.

(c) Credit default swaps contracts outstanding at July 31, 2005:

Swap Counterparty/ Referenced Debt Obligation	Notional Amount Payable on Default (000)	Termination Date	Fixed Payments Received (Paid) by Fund	Unrealized Appreciation (Depreciation)
Bank of America
A ES Corp.	$1,000	12/20/07	1.50%	$7,051
Allied Waste North American, Inc	600	9/20/09	2.75%	15,138
Bombardier, Inc.	3,000	12/20/05	2.00%	20,157
Bombardier, Inc.	1,400	6/20/10	3.80%	37,614
MCI, Inc.	875	9/20/07	4.57%	80,230
Williams Co.	875	9/20/09	2.05%	38,103
Bear Stearns
Georgia-Pacific Corp.	700	9/20/09	1.24%	9,664
Host Marriot L.P.	700	9/20/09	1.95%	12,433
MGM Mirage	1,500	9/20/09	1.92%	29,492
CitiBank
Allied Waste North America, Inc.	1,500	9/20/07	2.18%	26,926
Crown Cork	1,500	9/20/07	2.38%	26,916
Host Marriott L.P.	900	9/20/07	1.90%	18,389
Owens Illinois Group	3,000	9/20/07	2.05%	25,397
Starwood Hotels & Resort Worldwide, Inc.	1,500	9/20/07	1.20%	26,222
Credit Suisse First Boston
AES Corp.	900	9/20/09	3.85%	53,104
Allied Waste North America, Inc.	875	9/20/09	2.46%	18,361
Delhaize Group	875	9/20/09	1.40%	22,605
Intelsat Bermuda Ltd	3,000	3/20/10	3.21%	95,396
Samis	1,960	9/20/08	2.45%	16,010
Samis	1,400	9/20/08	2.45%	19,622
Samis	2,800	9/20/08	2.45%	58,143

24 PIMCO Floating Rate Income Fund Annual Report | 7.31.05

PIMCO Floating Rate Income Fund Notes to Financial Statements

July 31, 2005

3. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Obligation	Notional Amount Payable on Default (000)	Termination Date	Fixed Payments Received (Paid) by Fund	Unrealized Appreciation (Depreciation)
Goldman Sachs
HCA, Inc.	$1,000	12/20/07	0.75%	$1,969
Dow Jones CDX	3,250	6/20/10	3.60%	104,462
Dow Jones CDX	3,000	6/20/10	3.60%	120,276
Starwood Hotels & Resorts Worldwide, Inc.	1,000	12/20/07	1.10%	15,479
TRW Automotive, Inc.	875	9/20/09	2.15%	6,986
J. P. Morgan Chase
A ES Corp.	1,500	9/27/07	2.15%	34,309
Dow Jones CDX	1,500	6/20/10	3.60%	46,338
Dow Jones CDX	4,900	12/20/09	2.60%	204,619
Electronic Data System Corp.	1,000	12/20/07	1.30%	16,660
Ford Motor Credit Co.	5,000	6/20/06	3.25%	143,286
Tenet Healthcare Corp.	5,000	12/20/09	4.15%	283,977
Tenet Healthcare Corp.	5,000	12/20/07	(3.20)%	(186,482)
Lehman Securities
Dynegy, Inc.	3,000	12/20/09	3.05%	17,573
Extendicare Health Services, Inc.	2,000	9/20/09	2.10%	43,461
Extendicare Health Services, Inc.	600	9/20/09	2.10%	13,038
General Motors Corp	4,000	12/20/05	.92%	7,313
L-3 Communications Group	5,000	12/20/08	1.5%	53,942
Six Flag Theme Parks	1,000	3/20/10	2.70%	17,818
Merrill Lynch
SPX Corp.	900	9/20/09	2.25%	(2,426)
Williams Co.	700	9/20/09	1.71%	21,303
PSEG Energy	3,500	12/04/06	2.95%	69,117
Morgan Stanley
Georgia-Pacific Corp.	900	9/20/09	1.63%	25,969
UBS Securities
Dow Jones CDX	2,250	6/20/10	3.60%	69,507
Wachovia Securities
Dow Jones CDX	3,000	6/20/10	3.60%	92,676
				$1,878,143

(d) Interest rate swap agreements outstanding at July 31, 2005:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by Fund	Payments received by Fund	Unrealized Appreciation
Bank of America	$115,000	1/07/25	3 month LIBOR	5.13%	$3,286,392
Bank of America	115,000	6/15/25	5.25%	3 month LIBOR	1,152,656
					$4,439,048

LIBOR-London Interbank Offered Rate

7.31.05 | PIMCO Floating Rate Income Fund Annual Report 25

PIMCO Floating Rate Income Fund Notes to Financial Statements

July 31, 2005

3. Investments in Securities (continued)

(e) Forward foreign currency contracts outstanding at July 31, 2005:

		U.S. $ Value on Origination Date	U.S. $ Value July 31, 2005	Unrealized Appreciation (Depreciation)
Purchased:	750,912,000 Japanese Yen settling 8/12/05	$6,727,487	$6,707,983	$(19,504)
Sold:	€4,130,000 settling 8/25/05	5,023,443	5,021,722	1,721
				$(17,783)

(f) At July 31, 2005, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Unfunded Commitments
Allegheny Energy Supply Term C	$1,725,819
El Paso Nova Scotia Revolver	4,950,000
Host Marriott LP Revolver A	3,245,833
Host Marriott LP Revolver B	1,622,917
MotorCity Casino Term D	1,000,000
Venetian Casino, Term DD	172,863
Warner Chilcott Co., Inc.	623,990
Warner Chilcott Co., Inc.	124,798
$13,466,220

4. Income Tax Information

The tax character of dividends and distributions paid for the year ended July 31, 2005 and for the period August 29, 2003 (commencement of operations) through July 31, 2004 of $29,057,023 and $15,873,574, respectively was comprised entirely of ordinary income.

At July 31, 2005, the tax character of distributable earnings of $2,206,321 was comprised entirely of ordinary income.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized capital losses of $8,084,607 arising after October 31, 2004. Such losses are treated for tax purposes as arising on August 1, 2005.

The cost basis of portfolio securities for federal income tax purposes is $577,252,731. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $7,192,597, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $1,147,028, unrealized appreciation for federal income tax purposes is $6,045,569.

The difference between book and tax appreciation/depreciation is primarily attributable to wash sales and fees received from loans.

5. Auction Preferred Shares

The Fund has issued 2,800 shares of Preferred Shares Series T, 2,800 shares of Preferred Shares Series W, 2,800 shares of Preferred Shares Series Th, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends and distributions of net realized long-term capital gains, if any, are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures.

26 PIMCO Floating Rate Income Fund Annual Report | 7.31.05

PIMCO Floating Rate Income Fund Notes to Financial Statements

July 31, 2005

5. Auction Preferred Shares (continued)

For the year ended July 31, 2005, the annualized dividend rate ranged from:

	High	Low	At July 31, 2005
Series T	3.49%	1.55%	3.04%
Series W	3.52%	1.20%	3.20%
Series TH	3.46%	1.60%	3.24%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote together with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

6. Subsequent Common Dividend Declarations

On August 5, 2005, a dividend of $0.11233 per share was declared to common shareholders payable September 2, 2005 to shareholders of record on August 19, 2005.

On September 2, 2005, a dividend of $0.12136 per share was declared to common shareholders payable October 7, 2005 to shareholders of record on September 16, 2005.

7. Legal Proceedings

On September 13, 2004, the Securities and Exchange Commission (the "Commission") announced that the Investment Manager and certain of its affiliates (together with the Investment Manager, the "Affiliates") had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of certain open-end investment companies ("open-end funds") advised or distributed by these certain Affiliates. In their settlement with the Commission, the Affiliates consented to the entry of an order by the Commission and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the Affiliates agreed to pay civil money penalties in the aggregate amount of $40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the Affiliates have been dismissed from the related complaint the Commission filed on May 6, 2004 in the U.S. District Court in the Southern District of New York. Neither the complaint nor the order alleges any inappropriate activity took place with respect to the Fund.

In a related action on June 1, 2004, the Attorney General of the State of New Jersey ("NJAG") announced that it had entered into a settlement agreement with Allianz Global and the Affiliates, in connection with a compla int filed by the NJAG on February 17, 2004. The NJAG dismissed claims against the Sub-Adviser, which had been part of the same complaint. In the settlement, Allianz Global and other named affiliates neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the settlement contained allegations arising out of the same matters that were the subject of the Commission order regarding market-timing described above and does not allege any inappropriate activity took place with respect to the Fund.

On September 15, 2004, the Commission announced that the Affiliates had agreed to settle an enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised or distributed by the Affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called "shelf space" arrangements with certain broker-dealers. In their settlement with the Commission, the Affiliates consented to the entry of an order by the Commission without admitting or denying the findings contained in the order. In connection with the settlement, the Affiliates agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, the Affiliates agreed to pay a civil money penalty of $5 million and to pay disgorgement of approximately $6.6 million based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements (and related interest). In a related action,

7.31.05 | PIMCO Floating Rate Income Fund Annual Report 27

PIMCO Floating Rate Income Fund Notes to Financial Statements

July 31, 2005

7. Legal Proceedings (continued)

the California Attorney General announced on September 15, 2004 that it had entered into an agreement with an affiliate of the Investment Manager in resolution of an investigation into matters that are similar to those discussed in the Commission order. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California alleging, among other things, that this affiliate violated certain antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, the affiliate did not admit to any liability but agreed to pay $5 million in civil penalties and $4 million in recognition of the California Attorney General's fees and costs associated with the investigation and related matters. Neither the Commission order nor the California Attorney General's complaint alleges any inappropriate activity took place with respect to the Fund.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the "West Virginia Complaint") against the Investment Manager and certain of its Affiliates based on the same circumstances as those cited in the 2004 settlements with the Commission and NJAG involving alleged "market timing" activities described above. The West Virginia Complaint alleges, among other things, that the Investment Manager and certain of its Affiliates improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by the Affiliates in violation of the funds' stated restrictions on "market timing." As of the date of this report, the West Virginia Complaint has not been formally served upon the Investment Manager or the Affiliates. The West Virginia Complaint also names numerous other defendants unaffiliated with the Affiliates in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney's fees. The West Virginia Complaint does not allege that any inappropriate activity took place with respect to the Fund.

Since February 2004, certain of the Affiliates and their employees have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern "revenue sharing" with brokers offering "shelf space" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds.

The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Investment Manager believes that other similar lawsuits may be filed in federal or state courts naming as defendants the Investment Adviser, the Affiliates, Allianz Global, the Fund, other open- and closed-end funds advised or distributed by the Investment Manager and/or its affiliates, the boards of directors or trustees of those funds, and/or other affiliates and their employees. Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Investment Manager, Allianz Global/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment manager/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement described above under Section 9(a), the Investment Manager and certain of its affiliates (together, the "Applicants") have sought exemptive relief from the Commission under Section 9(c) of the 1940 Act.

The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent order. There is no assurance that the Commission will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against the Investment Manager or the Affiliates, the Investment Manager or the Affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

A putative class action lawsuit captioned Charles Mutchka et al. v. Brent R. Harris, et al., filed in January 2005 by and on behalf of individual shareholders of certain open-end funds that hold equity securities and that are sponsored by

28 PIMCO Floating Rate Income Fund Annual Report | 7.31.05

PIMCO Floating Rate Income Fund Notes to Financial Statements

July 31, 2005

7. Legal Proceedings (continued)

the Investment Manager and the Affiliates, is currently pending in the federal district court for the Central District of California. The plaintiff alleges that fund trustees, investment advisers and affiliates breached fiduciary duties and duties of care by failing to ensure that the open-end funds participated in securities class action settlements for which those funds were eligible. The plaintiff has claimed as damages disgorgement of fees paid to the investment advisers, compensatory damages and punitive damages.

The Investment Manager believes that the claims made in the lawsuit against the Investment Manager and the Affiliates are baseless, and the Investment Manager and the Affiliates intend to vigorously defend the lawsuit. As of the date hereof, the Investment Manager believes a decision, if any, against the defendants would have no material adverse effect on the Fund or the ability of the Investment Manager or the Sub-Adviser to perform their duties under the investment management or portfolio management agreements, as the case may be. It is possible that these matters and/or other developments resulting from these matters could lead to a decrease in the market price of the Fund's shares or other adverse consequences to the Fund and its shareholders. However, the Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on the Investment Manager's or the Sub-Adviser's ability to perform their respective investment advisory services related to the Fund.

The foregoing speaks only as of the date hereof. There may be additional litigation or regulatory developments in connection with the matters discussed above.

7.31.05 | PIMCO Floating Rate Income Fund Annual Report 29

PIMCO Floating Rate Income Fund Financial Highlights

For a share of common stock outstanding throughout each period:

	Year ended July 31, 2005	For the Period August 29, 2003* through July 31, 2004
Net asset value, beginning of period	$19.38	$19.35	**
Investment Operations:
Net investment income	1.36	0.71
Net realized and unrealized gain on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	0.39	0.39
Total from investment operations	1.75	1.10
Dividends on Preferred Shares from Net Investment Income	(0.29)	(0.11)
Net increase in net assets applicable to common shareholders resulting from investment operations	1.46	0.99
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.19)	(0.78)
Net realized gains	(0.14)	–
Total dividends and distributions to common shareholders	(1.33)	(0.78)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	–	(0.04)
Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	–	(0.14)
Total capital share transactions	–	(0.18)
Net asset value, end of period	$19.51	$19.38
Market price, end of period	$18.75	$20.47
Total Investment Return (1)	(2.05)%	6.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$351,708	$346,749
Ratio of expenses to average net assets (2)(3)	1.52%	1.36	%(4)
Ratio of net investment income to average net assets (2)	6.93%	4.04	%(4)
Preferred shares asset coverage per share	$66,856	$66,274
Portfolio turnover	83%	94%

*  Commencement of operations.

**  Initial public offering price of $20.00 per share less underwriting discount of $0.65 per share.

(1)  Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)  Calculated on the basis of income and expenses applicable to both common shares and preferred shares relative to the average net assets of common shareholders.

(3)  Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(m) in Notes to Financial Statements).

(4)  Annualized.

30 PIMCO Floating Rate Income Fund Annual Report | 7.31.05 | See accompanying Notes to Financial Statements.

PIMCO Floating Rate Income Fund Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Floating Rate Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common shareholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Floating Rate Income Fund (the "Fund") at July 31, 2005, the results of its operations and cash flows for the year then ended, and the changes in its net assets applicable to common shareholders and the financial highlights for the year then ended and for the period August 29, 2003 (commencement of operations) through July 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
September 29, 2005

7.31.05 | PIMCO Floating Rate Income Fund Annual Report 31

PIMCO Floating Rate Income Fund Matters Relating to the Trustees
Consideration of the Investment Management
and Portfolio Management Agreements
(unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the "Trustees") and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's Investment Management Agreement with the Investment Manager and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (together, the "Agreements"). The Trustees consider matters bearing on the Fund and its investment management arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the Trustees met on June 15 and 16, 2005 (the "contract review meeting") for the specific purpose of considering whether to approve the continuation of the Investment Management Agreement and the Portfolio Management Agreement. The independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the independent Trustees, unanimously concluded that the Fund's Investment Management Agreement and Portfolio Management Agreement should be continued for an additional one-year period.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. on the total return investment performance (based on net assets) of the Fund for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives, (ii) information provided by Lipper Inc. on the Fund's management fee and other expenses and the management fee and other expenses of comparable funds identified by Lipper Inc. (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate account and other clients, (iv) an estimate of the profitability to the Investment Manager from its relationship with the Fund for the twelve months ended March 31, 2005, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees' conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager's and Sub-Adviser's abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager's and Sub-Adviser's services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager's or Sub-Adviser's ability to provide high quality services to the Fund in the future under the Agreements, including each organization's respective business reputation, financial condition and operational stability. Based on

32 PIMCO Floating Rate Income Fund Annual Report | 7.31.05

PIMCO Floating Rate Income Fund Matters Relating to the Trustees
Consideration of the Investment Management
and Portfolio Management Agreements
(continued) (unaudited)

the foregoing, the Trustees concluded that the Sub-Adviser's investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Investment Manager and Sub-Adviser would be able to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper Inc., the Trustees also reviewed the Fund's total return investment performance as well as the performance of comparable funds identified by Lipper Inc. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager's and Sub-Adviser's responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's fees under the Agreements, the Trustees considered, among other information, the Fund's management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper Inc.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. Regarding the institutional separate accounts, they noted that the management fee paid by the Fund is generally higher than the fees paid by these clients of the Sub-Adviser, but were advised that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund are also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts. The Trustees noted that the management fee paid by the Fund is generally higher than the fees paid by the open-end Funds but were advised that there are additional portfolio management challenges in managing the Fund such as the use of leverage and meeting a regular dividend. The Trustees noted that the Fund was in the top decile among its peer group for the twelve months ended May 31, 2005. Its year to date performance, however, through May 31, 2005 is poor although the month of May was strong. The Trustees also noted that the Fund's expense ratio was below the average and median for its peer group.

The Trustees also took into account that the Fund has preferred shares outstanding, which increases the amount of fees received by the Investment Manager and Sub-Adviser under the Agreements (because the fees are calculated based on the Fund's total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding). In this regard, the Trustees took into account that the Investment Manager and Sub-Adviser have a financial incentive for the Fund to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and Sub-Adviser, on one hand, and the Fund's common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and Sub-Adviser indicating that the Fund's use of leverage through preferred shares continues to be appropriate and in the interests of the Fund's common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager from its relationship with the Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called "fall-out benefits" to the Investment Manager and Sub-Adviser, such as reputational value derived from serving as investment manager and sub-adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

7.31.05 | PIMCO Floating Rate Income Fund Annual Report 33

PIMCO Floating Rate Income Fund Tax Information & Privacy Policy (unaudited)

Tax Information (unaudited)

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $184,807 or the maximum allowable amount.

The percentage of ordinary dividends paid by the Fund during the year ended July 31, 2005 which qualified for the Dividends Received Deduction available to corporate shareholders was 100% or the maximum allowable amount.

Since the Fund's tax year is not the calendar year, another notification will be sent with respect to calendar year 2005. In January 2006, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2005. The amount that will be reported, will be the amount to use on your 2005 federal income tax return and may differ from the amount which must be reported in connection with the Fund's tax year ended June 30, 2005. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients' personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party at your request or if you consent in writing to the disclosure.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Implementation of Procedures

We take seriously the obligation to safeguard your non-public personal information. We have implemented procedures designed to restrict access to your non-public personal information to our personnel who need to know that information to provide products or services to you. To guard your non-public personal information, physical, electronic, and procedural safeguards are in place.

34 PIMCO Floating Rate Income Fund Annual Report | 7.31.05

PIMCO Floating Rate Income Fund Proxy Voting Policies & Procedures and Other Information (unaudited)

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the twelve months ended June 30, 2005 is available (i) without charge, upon request, by calling the Fund's transfer agent at (800) 331-1710; (ii) on the Fund's website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Other Information:

Since July 31, 2004, there have been no: (i) material changes in the Funds' investment objectives or policies; (ii) changes to the Fund's charter or by-laws; (iii) material changes in the principal risk factors associated with investment in the Fund; (iv) change in person primarily responsible for the day-to-day management of the Fund's portfolio.

7.31.05 | PIMCO Floating Rate Income Fund Annual Report 35

PIMCO Floating Rate Income Fund Dividend Reinvestment (unaudited)

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the "Plan Agent"), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor's behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Fund's dividend disbursement agent.

Unless you (or your broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If Common Shares are trading at or above net asset value on the payment date, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2) If Common Shares are trading below net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market) on the payment date, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund's transfer agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800)-331-1710.

36 PIMCO Floating Rate Income Fund Annual Report | 7.31.05

PIMCO Floating Rate Income Fund Board of Trustees (unaudited)

Name, Age, Position(s) Held with Fund, Length of Service, Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Robert E. Connor
Age: 70
Chairman of the Board of Trustees since: 2004
Trustee since: 2003
Term of office: Expected to stand for re-election
 at 2007 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Corporate Affairs Consultant; Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

Paul Belica
Age: 84
Trustee since: 2003
Term of office: Expected to stand for re-election
 at 2005 annual meeting of shareholders.
Trustee/Director of 20 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Director, Student Loan Finance Corp., Education Loans, Inc., Surety Loan Funding, Inc.; Formerly senior executive and member of the Board of Smith Barney, Harris Upham & Co. and CEO of five State of New York Agencies, Inc.

John J. Dalessandro II
Age: 67
Trustee since: 2003
Term of office: Expected to stand for re-election
 at 2005 annual meeting of shareholders.
Trustee of 23 funds in Fund Complex
Trustee of no funds outside of Fund complex	Formerly, President and Director, J.J. Dalessandro II Ltd, registered broker-dealer and member of the New York Stock Exchange.

David C. Flattum†
Age: 40
Trustee since: 2003
Term of office: Expected to stand for election
 at 2006 annual meeting of shareholders.
Trustee of 52 funds in Fund Complex
Trustee of no funds outside of Fund Complex	Managing Director, Chief Operating Officer, General Counsel and member of Management Board, Allianz Global Investors of America, L.P.; Formerly, Partner, Latham & Watkins LLP (1998-2001).

Hans W. Kertess
Age: 65
Trustee since: 2003
Term of office: Expected to stand for re-election
 at 2007 annual meeting of shareholders.
Trustee of 23 Funds in Fund Complex;
Trustee of no funds outside of Fund Complex	President, H Kertess & Co., L.P. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

R. Peter Sullivan III
Age: 63
Trustee since: 2004
Term of office: Expected to stand for re-election
 at 2006 annual meeting of shareholders.
Trustee of 19 funds in Fund Complex
Trustee of no funds outside of Fund Complex	Formerly, Managing Partner, Bear Wagner Specialists LLC (formerly, Wagner Stott Mercator LLC), specialist firm on the New York Stock Exchange.

† Mr. Flattum is an "interested person" of the Fund due to his affiliation with Allianz Global Investors of America L.P. and the Investment Manager. In addition to Mr. Flattum's positions with affiliated persons of the Fund set forth in the trade above, he holds the following positions with affiliated person: Director, PIMCO Global Advisors (Resources) Limited; Managing Director, Allianz Dresdner Asset Management U.S. Equities LLC, Allianz Hedge Fund Partners Holdings L.P., Allianz PacLife Partners LLC, PA Holdings LLC; Director and Chief Executive Officer, Oppenheimer Group, Inc.

Further information about Fund's Trustees is available in the Fund's Statement of Additional Information, dated August 26, 2003, which can be obtained upon request, without charge, by calling the Fund's transfer agent at (800) 331-1710.

7.31.05 | PIMCO Floating Rate Income Fund Annual Report 37

PIMCO Floating Rate Income Fund Principal Officers (unaudited)

Name, Age, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Age: 40 President & Chief Executive Officer since: 2003	Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 31 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.

Lawrence G. Altadonna Age: 39 Treasurer, Principal/Financial and Accounting Officer since: 2003	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 32 fund's in the Fund Complex; Assistant Treasurer of 31 funds in the Fund Complex.

Newton B. Schott, Jr. Age: 62 Vice President since: 2003	Managing Director, Chief Administrative Officer, General Counsel and Secretary, Allianz Global Investors Distributors LLC; Managing Director, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC; Vice President of 65 funds in the Fund Complex; Secretary of 33 funds in the fund Complex.

Raymond G. Kennedy Age: 36 Vice President since: 2003	Managing Director, Portfolio Manager and senior member of PIMCO's investment strategy group. Mr. Kennedy joined PIMCO in 1996, having previously been associated with the Prudential Insurance Company of Americas as a private placement asset manager, where he was responsible for investing and managing a portfolio of investment grade and high yield privately-placed fixed income securities. Prior to that, he was a consultant for Arthur Andersen in Los Angeles and London. He has 17 years of investment management experience and holds a bachelor's degree from Stanford University and an MBA from the Anderson Graduate School of Management at the University of California, Los Angeles. He is also a member of LSTA.

Thomas J. Fuccillo Age: 37 Secretary since: 2004	Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P., Secretary of 32 funds in the Fund Complex.

Youse Guia Age: 32 Chief Compliance Officer since: 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 65 funds in the Fund Complex.

Jennifer Patula Age: 27 Assistant Secretary since: 2004	Assistant Secretary, of 32 funds in the Fund Complex.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

38 PIMCO Floating Rate Income Fund Annual Report | 7.31.05

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Trustees and Principal Officers

Robert E. Connor
Trustee, Chairman of the Board of Trustees

Paul Belica
Trustee

John J. Dalessandro II
Trustee

David C. Flattum
Trustee

Hans W. Kertess
Trustee

R. Peter Sullivan III
Trustee

Brian S. Shlissel
President & Chief Executive Officer

Newton B. Schott, Jr.
Vice President

Raymond G. Kennedy
Vice President

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Secretary

Youse Guia
Chief Compliance Officer

Jennifer A. Patula
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Floating Rate Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarter of its fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330. The information on Form N-Q is also available on the Fund's website at www.allianzinvestors.com.

On January 24, 2005, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the Funds' principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, each Fund's principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com or by calling the Fund's transfer agent at (800)-331-1710.

ITEM 2. CODE OF ETHICS

(a)          As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)              Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $91,000 in 2004 and $95,000 in 2005.

b)             Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $33,000 in 2004 and $19,500 in 2005. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)              Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $3,000 in 2004 and $11,000 in 2005. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)             All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)              1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements for non-audit services to the when the engagement relates directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Floating Rate Income Fund (THE “FUND”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROHIBITED SERVICES

The Funds’ independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1) The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2) Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3) Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated and shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i)  (C) of Rule 2-01 of Regulation S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2004 Reporting Period was $2,684,887 and the 2005 Reporting Period was $2,521,781.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess and R. Peter Sullivan III.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The registrant has delegated the voting of proxies relating to its voting securities to its sub-adviser, Pacific Investment Management Co. (the “Sub-Adviser”). The Proxy Voting Policies and Procedures of the Sub-Adviser are included as an Exhibit 99.PROXYPOL hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT OMPANIES

Not effective at time of filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

			TOTAL NUMBER
			OF SHARES
			PURCHASED
			AS PART OF	MAXIMUM NUMBER OF
	TOTAL		PUBLICLY	SHARES THAT MAY YET BE
	NUMBER	AVERAGE	ANNOUNCED PLANS	PURCHASED UNDER THE
	OF SHARES	PRICE PAID	OR	PLANS
PERIOD	PURCHASED	PER SHARE	PROGRAMS	OR PROGRAMS
August 2004	N/A	19.83	12,139	N/A
September 2004	N/A	20.01	12,638	N/A
October 2004	N/A	19.91	12,094	N/A
November 2004	N/A	20.05	11,928	N/A
December 2004	N/A	19.84	11,630	N/A
January 2005	N/A	20.10	11,300	N/A
February 2005	N/A	20.62	16,050	N/A
March 2005	N/A	20.57	10,304	N/A
April 2005	N/A	20.254	10,328	N/A
May 2005	N/A	19.54	10,989	N/A
June 2005	N/A	19.33	10,838	N/A
July 2005	N/A	N/A	N/A	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.  The Nominating Committee Charter governing the affairs of the Nominating Committee of the Board is posted on the Allianz Funds website at www.allianzinvestors.com

ITEM 11. CONTROLS AND PROCEDURES

(a)          The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)         There were no significant changes in the registrant’s internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a) (1)                 Exhibit 99.CODE ETH - Code of Ethics

(a) (2)                 Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)         Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                        Exhibit 99.PROXYPOL - Proxy Voting Policies and Procedures

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Floating Rate Income Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	October 7, 2005

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	October 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	October 7, 2005

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	October 7, 2005